                                                                    Exhibit 24.2
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Administrative Trustee of Orion Capital Trust II (the "Trust") hereby constitutes and appoints Michael P. Maloney, Esq. his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Trust's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of the Trust and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:   /s/ CRAIG A. NYMAN
                                                        Craig A. Nyman
                                                        Administrative Trustee

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Administrative Trustee of Orion Capital Trust II (the "Trust") hereby constitutes and appoints Michael P. Maloney, Esq. his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Trust's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of the Trust and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:  /s/ W. MARSTON BECKER
                                                       W. Marston Becker
                                                       Administrative Trustee

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Administrative Trustee of Orion Capital Trust II (the "Trust") hereby constitutes and appoints Michael P. Maloney, Esq. his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Trust's Registration Statement under the Securities Act of 1933, as amended, on Form S-4 or any other appropriate form, relating to the registration of $125,000,000 aggregate principal amount of Exchange Capital Securities (liquidation amount $1,000 per Exchange Capital Security) of the Trust and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 22, 1998



                                                  By:  /s/ MICHAEL P. MALONEY
                                                       Michael P. Maloney
                                                       Administrative Trustee